UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2022

CULLINAN ONCOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39856	81-3879991
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Cullinan Oncology, Inc.

One Main Street, Suite 1350

Cambridge, MA 02142

(Address of principal executive offices, including zip code)

(617) 410-4650

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CGEM	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On October 20, 2022, Cullinan Oncology, Inc. (the “Company”) entered into Stock Purchase and Transfer Agreements (the “Purchase Agreements”) with Avalon Ventures and Bregua Corporation. Pursuant to the Purchase Agreements, the Company purchased a cumulative amount of 1,522,072 shares of Series A Senior Preferred Stock, 1,999,998 shares of Series A Junior Preferred Stock and 11,451,514 shares of Series A-2 Junior Preferred Stock (collectively, the “Shares”) of Cullinan MICA Corp., a partially owned subsidiary of the Company (“MICA”) for a per share purchase price of $2.05 for Series A Senior Preferred Stock, $2.05 for Series A Junior Preferred Stock and $2.05 for Series A-2 Junior Preferred Stock, representing an aggregate purchase price for the Shares of $30.7 million.

The parties to the Purchase Agreements have each made customary representations and warranties. Following the closing of the share purchases, the Company holds shares that collectively represent 92% of MICA’s outstanding equity.

The foregoing description of the Purchase Agreements is only a summary and does not purport to be complete. The description is qualified in its entirety by reference to the form of Stock Purchase and Transfer Agreement, a copy of which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.

Item 7.01.	Regulation FD Disclosure.

On October 25, 2022, the Company issued a press release regarding the Purchase Agreements. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act of 1934, or otherwise subject to liabilities under that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated October 25, 2022

104	Cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CULLINAN ONCOLOGY, INC.

Dated: October 25, 2022	By:	/s/ Jacquelyn Sumer
Jacquelyn Sumer
Chief Legal Officer